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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2018

FS Energy and Power Fund
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant's telephone number, including area code: (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and Exhibit 99.2 are excerpts from information that FS Energy and Power Fund (the "Company") may disclose in connection with the exploration of potential debt financing opportunities. There can be no assurance that the financing opportunities will be pursued or completed.

The information under Item 7.01, including Exhibit 99.1 and Exhibit 99.2 and the information contained therein, is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operations of the Company. Words such as "believes," "expects," "projects" and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the U.S. Securities and Exchange Commission, including the Company's Form 10-K for the fiscal year ended December 31, 2017 and the Company's fiscal quarter ended March 31, 2018. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No offer or solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an applicable exemption therefrom.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit number	Description

99.1	Excerpts from information that the Company may disclose in connection with the exploration of potential debt financing opportunities.
99.2	Additional excerpts from information that the Company may disclose in connection with the exploration of potential debt financing opportunities.

 Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund
Date: July 19, 2018	By:	/s/ STEPHEN S. SYPHERD Stephen S. Sypherd General Counsel and Secretary

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
Signature